Using Our Precision Medicine Strategy to Develop Oncology Drugs That Target Mitosis July 2018 Exhibit 99.1

Forward-Looking Statements Certain statements in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as "anticipate," "believe," "forecast," "estimated" and "intend" or other similar terms or expressions that concern Trovagene's expectations, strategy, plans or intentions. These forward-looking statements are based on Trovagene's current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. While the list of factors presented in the 10-K is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and Trovagene does not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances.

Strategy for Oncology Drug Development Taking a precision medicine approach to developing PCM-075 by integrating a highly-selective antimitotic drug with a biomarker strategy Leveraging a proven cancer target, PLK1, that is highly expressed in tumor cells and integral to cell division (mitosis) Developing a first-in-class, 3rd generation PLK1 inhibitor, benefiting from prior drug class clinical experience, including efficacy, safety and single vs combination therapy trial design Combining PCM-075 with already approved drugs that have demonstrated synergy in combination: Phase 1b/2 trial of PCM-075 + cytarabine or decitabine in Acute Myeloid Leukemia (AML) Phase 2 trial of PCM-075 + abiraterone acetate (Zytiga®) in metastatic Castration-Resistant Prostate Cancer (mCRPC) Pursuing partnership opportunities with Japanese companies to expand development of PCM-075

Our PCM-075 Oncology Pipeline Opportunities in Solid Tumors and Leukemias/Lymphomas Preclinical Phase 1 Phase 2 Solid Tumor Cancers Leukemias & Lymphomas Metastatic Castration-Resistant Prostate Phase 2 trial in combination with with abiraterone acetate (Zytiga®)/prednisone Lung Colon Ovarian Others (adrenocortical, sarcomas, head and neck, skin, liver, pancreatic, ampullary) Triple Negative Breast Acute Myeloid Leukemia – Orphan Drug Designation in the U.S. Phase 1b/2 trial in combination with low-dose cytarabine (LDAC) or decitabine Non-Hodgkin Lymphoma

Trovagene’s Management Team Proven Leadership in Oncology Tom Adams, PhD Chairman of the Board Interim CEO Mark Erlander, PhD Chief Scientific Officer George Samuel, Esq. VP, General Counsel Vicki Kelemen VP, Corporate Communications Sandra Silberman, MD, PhD Chief Medical Advisor

Scientific Advisors Principal Investigators and Collaborators Jorge Cortes, MD – MD Anderson Deputy Chair, Professor of Medicine, Department of Leukemia and Director of CML and AML programs Glenn Bubley, MD – Beth Israel Deaconess Medical Center Director, Multidisciplinary Genitourinary Cancer Program David Einstein, MD – Beth Israel Deaconess Medical Center Principal Investigator, mCRPC Phase 2 Trial Filip Janku, MD, PhD – MD Anderson Associate Professor, Investigational Cancer Therapeutics (Phase 1 Clinical Trials Program) Michael Yaffe, MD, PhD – MIT Director, MIT Center for Precision Cancer Medicine, Professor of Biology and Biological Engineering Amer Zeidan, MBBS, MHS – Yale Assistant Professor of Medicine

Licensed Drug Candidate from NMS
PCM-075 – Polo-like Kinase 1 (PLK1) Inhibitor

NERVIANO MEDICAL SCIENCES

Oncology Drug Discovery

- Largest oncology research and development company in Italy
- Developed anthracycline class of drugs (doxorubicin)
- Leader in protein kinase drug development (Polo-like Kinase Inhibitors)
- Identification and validation of molecular targets focused on driver oncogenes, cell-cycle regulation and DNA repair, cancer metabolic pathways and immune oncology
- Excellent track record licensing innovative drugs to pharma/biotech companies including: Genentech (Roche), Ignyta (Roche), Novartis

---

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Developing Oncology Drugs That Target Mitosis

- Licensed global development and commercialization rights for PCM-075
- Nerviano will continue manufacturing GMP API and finished drug
- Two active INDs in place with the FDA (solid tumor and hematologic cancers)
- Partnering discussions ongoing with several Japanese companies to expand development of PCM-075
- Financing in place to advance clinical trial program into mid-2019

IND = Investigational New Drug

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Leveraging Proven Cancer Target

PLK1: Established Target for Cancer Therapy PLK1 Plays a Critical Role in Initiation, Maintenance and Completion of Mitosis PLK1 belongs to a family of kinases (PLK1, 2,4,4 and 5) Dysfunction of PLK1 promotes cancerous formation and drives cancer progression PLK1 is over-expressed in dividing cells in numerous cancers and is associated with poor patient prognosis1 Inhibition of PLK1 interferes with multiple stages of mitosis and leads to cancer cell death 1Liu et al- PLK1, A Potential Target for Cancer Therapy; Translational Oncology – Vol. 10 – pp. 22-32; February 2017 Cell-cycle arrest Mitosis PLK1 Expression Cell Cycle

PLK1 is Over-Expressed in Multiple Cancers


Molecular
Cancer
Therapeutics

PLK1 Inhibitors in Cancer Therapy: From Laboratory to Clinics

"In our view, combined therapies targeting other relevant pathways together with Plk1 may be vital to combat issues observed with monotherapy, especially resistance."
July 2016


blood

Randomized, Phase 2 Trial of Low-Dose Cytarabine with or without Volasertib in AML patients not suitable for Induction Therapy

"By adding volasertib to LDAC, the overall response was more than doubled, with 31% vs 13% for LDAC alone."
August 2014


Cancer
Research

PLK1 Inhibition Enhances the Efficacy of Androgen Signaling Blockade in Castration-Resistant Prostate Cancer

"Our results offer a strong mechanistic rationale to evaluate PLK1 inhibitors in combination drug trials to enhance the efficacy of Androgen Signaling Inhibitors in mCRPC."
September 2014

Overexpression of PLK1 Observed in Numerous Cancers

Tumor Type	PLK1 Fold Change Over-Expression
AML	13.0
B-cell Lymphoma	56.3
Prostate	3.3
Adrenocortical	4.5
Lung Adeno	9.7
Lung Squamous	20.8
Breast	11.3
Esophageal	10.2
Stomach	4.8
Colon	2.5
Head & Neck	4.2
Pancreatic	2.2
Ovarian	31.7
Glioblastoma	12.4
Kidney	4.7
Liver	11.7
Uterine	21.3
Bladder	9.1

[1]Liu et al- PLK1, A Potential Target for Cancer Therapy; Translational Oncology – Vol. 10 – pp. 22-32; February 2017

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Developing First-in-Class 3rd Generation PLK1 Inhibitor

PLK Inhibitor Landscape

- 1st Generation PLK inhibitors: BI-2536, TAK-960, GW843682
  - Pan inhibitors: No selectivity between PLK1, 2, & 3[1]
  - TAK-960, GW843682 (toxicity issues)
  - Phase 1 & 2 results (BI-2536)
    - Tolerable and reversible hematological toxicities[2-4]
    - Limited efficacy as single agent in AML[3], lymphoma[2], and solid tumors[4]

- 2nd Generation PLK inhibitor: BI-6727
  - Pan inhibitor for PLK 1, 2 & 3
  - Long half-life (~5 days) and I.V. (intravenous) formulation
  - Phase 2 results
    - Significant efficacy demonstrated in AML for the combination BI-6727 + cytarabine[5]
    - Limited efficacy as single agent observed in ovarian cancer[6]

[1]https://www.medchemexpress.com; [2]Vose et al., Leukemia & Lymphoma 2013 54:4, 708-713;[3]Müller-Tidow et al., Br J Haematol. 2013 Oct;163(2):214-22; [4]Awad et al., Lung Cancer. 2017 Feb;104:126-130;[5]Dohner et al., Blood, 2014 124:9, 1426-1433; [6]Pujade-Lauraine, E et al., J Clin Oncol. 2016 Mar 1;34(7):706-13

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PCM-075: 3rd Generation PLK1 Best-in-Class Attributes Highly Selective Favorable Safety and Tolerability Orally Available Synergistic in Combination Ideal Pharmacokinetics

PCM-075: Characteristics

- PCM-075 is a small molecule, selective PLK1 inhibitor (MW 650 Daltons)[1]
  - Half-life of ~24 hours
  - Formulated as 5 mg and 20 mg hard gelatin capsules
  - 4-year shelf-life when stored at 5°C ± 3°C (36°F to 46°F)
  - Nerviano manufacturer for GMP API and finished goods

- ADME Profile[2]
  - Highly stable in human hepatocytes
  - Plasma protein binding ranging from 83% to 93% in the different species
  - No Cytochrome P450 inhibition observed at therapeutic concentrations
  - Good oral bioavailability, low-medium clearance and high-volume of distribution in all tested species in single and repeated pharmacokinetic studies

[1]Data on File, Trovagene, Inc.; [2]ADME = Absorption, Distribution, Metabolism, Excretion

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PCM-075 Intellectual Property Four worldwide patent families Genus, Compound, Combinations, Salt Mature portfolio Granted in most major jurisdictions Patent term 2030 plus up to 5 years extension

PCM-075: Selective 3rd Generation PLK1 Tested against >260 kinases and PLK1 was the only active target (IC50 of 2nM) Selectivity driven by polar interaction with the carboxyl side chain of Glutamate 140 position of PLK11 1Data on File, Trovagene, Inc. Selective PLK1 Inhibitor Induces tumor cell death by G2M cell cycle arrest AML-NS8 Patient-Derived Cells Treated with 200 nM PCM-075 for 24 Hrs1 PCM-075 DMSO PCM-075 Control Treatment of cells with PCM-075 resulted in a clear mitotic block accompanied by an increase of the G2/M population (4N DNA content) PLK Member PCM-075 IC50* (μM) PLK1 0.002 PLK2 > 10 PLK3 > 10

Phase 1 Safety Trial in Solid Tumors1 Favorable First-in-Human Data Phase 1 Trial Design PCM-075 Trial Results Included: colorectal, pancreatic, lung, sarcomas, hepatocellular, ampullary, prostate, ovarian, skin Established safety of PCM-075 and identified a recommended Phase 2 dose of 24 mg/m2/day 16 of the 19 patients (84.2%) treated with PCM-075, were evaluable for efficacy, with stable disease at any dose observed in 5 (31.2%) of the patients Reversible, on-target thrombocytopenia and neutropenia, consistent with the expected mechanism of action, were the primary adverse events No GI disorders, mucositis, or alopecia was observed, confirming that bone marrow cells are the most sensitive to PCM-075 inhibition with the applied dosing schedule Phase 1 Dose Escalation Trial in Patients with Advanced or Metastatic Solid Tumors Open-label dose escalation trial in patients with solid tumor malignancies 19 of 21 patients enrolled administered PCM-075 orally, once daily for 5 consecutive days, every 3 weeks 1Weiss G et al., Phase I dose escalation study of NMS-1286937, an orally available Polo-like Kinase 1 inhibitor, in patients with advanced or metastatic solid tumors – Invest. New Drugs DOI 10.1007/s10637-017-0491-7

Benefiting From Drug Class Experience

2nd Generation PLK Inhibitor (BI-6727) Randomized Phase 2 Clinical Trial in AML LDAC 2 x 20 mg/day sc, Days 1–10 Every 28 days Adults with previously untreated AML Ineligible for intensive therapy LDAC 2x20 mg/day sc, Days 1–10 + BI 6727 50 mg Days 1 + 15 Every 28 days n=45 n=42 4-week cycles until progression, relapse, intolerance, patient/ or investigator requested Randomized Phase 2 Trial of BI-6727 + LDAC vs LDAC Alone in Acute Myeloid Leukemia Survival distribution function (%) 0 40 100 Time (months) 0 4 20 28 80 60 20 36 8 12 16 24 32 LDAC LDAC + BI-6727 LDAC + BI-6727 (n=42) LDAC (n=45) Median OS, months 8.0 5.2 (95% CI) (3.2–14.5) (3.2–9.1) HR (95% CI) 0.63 (0.40–1.00) p=0.047 2 6 10 14 18 22 26 30 34 Results Increased response rate with BI-6727 + LDAC (31.0%) vs LDAC alone (13.3%) Significant survival benefit in elderly patients ineligible for induction therapy Response across all AML genetic subgroups Clinically manageable safety profile

2nd Generation PLK Inhibitor (BI-6727) Randomized Phase 3 Clinical Trial in AML Primary analysis for efficacy included 371 of a total 666 patients randomized Results: BI-6727 + LDAC vs placebo + LDAC Increase in remission rate (CR + CRi): 25.2% vs 16.8% (central assessment) – Overall Response 1.659; p=0.071 29.7% vs 19.2% (investigator assessment) – Overall Response 1.757; p=0.034 Negative overall survival trend (HR: 1.26; p=0.1129) Increased frequency of fatal AEs (fatal infections being the major contributor) Trial was unblinded after the primary analysis Patients remaining on treatment were allowed to continue based on individual benefit-risk evaluations HR = Hazard Ratio.

PCM-075 Clinical Development
Benefiting From Class Experience

Product Attributes	1st and 2nd Generation PLK Inhibitors	3rd Generation PCM-075
Selectivity for PLK1	• panPLK inhibition of PLK1,2,3*	• Highly-selective only for PLK1
Antileukemic Activity	• Phase 2 & 3 trial results indicate activity • Improved response rates	• Early data from Phase 1b/2 trial indicates activity • Biomarker strategy to identify patients most likely to respond
Dosing and Schedule	• Fixed treatment schedule • Fixed dose for all patients	• Treatment schedule flexibility • Dose determined based by BSA
Tolerability	• Insufficient time between treatment cycles negatively impacted tolerability/survival	• Time allotted between cycles for patient recovery from drug-induced neutropenia
Infection Prophylaxis	• Increased rate of fatal infections in patients not given prophylactic antibiotics	• Protocols require mandatory prophylactic antibiotics

*PLK2-PLK5 have properties more consistent with tumor suppressor genes and are not essential for cell division; BSA = Body Surface Area.

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Combination Therapy Approach

PCM-075: Combination Therapy Strategy



Combination
Therapy

- Combination therapy is considered the cornerstone of precision cancer medicine
- Demonstrated synergy in combination with chemotherapies and targeted therapeutics
- Enhances efficacy compared to monotherapy approach because it targets key pathways in a characteristically synergistic or additive manner
- Approach potentially reduces drug resistance, while simultaneously providing therapeutic benefits, including:
  - Reducing tumor growth and metastatic potential
  - Arresting mitotically active cells
  - Inducing apoptosis (programmed cell death)

[1]Mokhtari, R et al - Combination Therapy in Combatting Cancer – Oncotarget, 2017, Vol. 8 (No. 23), pp: 38022-38043

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PCM-075: Synergistic in Combination High PLK1 expression is associated with the most aggressive forms of solid tumor cancers, leukemias and lymphomas Synergistic activity of PCM-075 may enhance efficacy of standard-of-care therapies 1Alphabetical order. 2Preclinical data on file with PCM-075 and these combined therapeutics Potentially Synergistic Drugs1,2 Abiraterone acetate Bevacizumab Bortezomib Cisplatin Cytarabine Doxorubicin FLT3 Inhibitors (Quizartinib) Gemcitabine HDAC Inhibitors (Belinostat) Paclitaxel Associated Cancers2 Leukemias/Lymphomas: Acute Myeloid Leukemia Acute Lymphocytic Leukemia Non-Hodgkin Leukemia Multiple Myeloma Solid Tumor Cancers Castration-Resistant Prostate Adrenocortical Carcinoma Triple Negative Breast Sarcomas Small Cell Lung Colon

PCM-075: Rationale for Combination with DNA Damaging Agents1,2 Active PLK1 PLK1 Inhibited 1van Vugt & Yaffe, Cell Cycle 2010 9:2097-2101; 2van Vugt et al., 2010, PLoS 8:1-19 DNA Damaging Agents Cytarabine Doxorubicin Cisplatin DNA Damage Response (DDR) arrests cells at G2/M checkpoint G2/M Arrest Mitosis Checkpoint adaptation PLK1 inhibits DDR, induces mitotic entry for tumor cells & cell division Cell Death Keeps tumor cells in G2/M arrest leading to apoptosis For cells that escape, mitosis is blocked, also leading to apoptosis

Synergy: PCM-075 + Cytarabine Acute Myeloid Leukemia (AML) Cell Line (HL-60) 1 10 100 1000 Concentration [nM] Combination Index (CI) 0.67 PCM-075 IC50 60.40 nM Cytarabine IC50 37.40 nM Combination IC50 30.09 nM Expected Combination IC50 46.40 nM Data: Nerviano Medical Sciences Greatest Synergy Observed with Highest % Cell Death

Synergy: PCM-075 + FLT3 Inhibitor Acute Myeloid Leukemia (AML) 1Kindler et al, Blood 2010; 116:5089-10. 2Stone et al, N Engl J Med 2017; 377:454-64. 3Data on File at Trovagene, Inc. 30% of AML patients harbor a FLT3 mutation1 Midostaurin (FDA approved); 3 additional FLT3 inhibitors, including quizartinib, are currently in Phase 3 clinical development2 The combination of PCM-075 plus quizartinib demonstrated 97% tumor growth inhibition and regression in FLT3 AML xenograft model3 Evaluation of Efficacy of PCM-075 for MV-4-11 Human Acute Myeloid Leukemia (AML) Xenograft Model in NOD.SCID Mice

Synergy: PCM-075 + HDAC* Inhibitor Non-Hodgkin Lymphoma (NHL) Aggressive NHL progresses rapidly; accounts for 60% of cases in the U.S. Subtypes: Diffuse large B-cell lymphoma (DLBCL), including double-hit Mantle cell lymphoma Peripheral T-cell lymphoma (PTCL) Demonstrated synergy of PCM-075 in combination with a HDAC inhibitor in double-hit, mantle-cell2 and T-cell lymphoma cell lines3 Medical need for improved duration of HDAC inhibitor response *HDAC – Histone Deacetylases 1 Steven Grant, MD, Virginia Commonwealth University, Massey Cancer Center; 2Unpublished Research Data; 3Data on File Cell line Double-hit Cell line Mantle Cell Control PCM-075 HDAC PCM-075 / HDAC HDAC inhibitors are approved for NHLs, peripheral and cutaneous t-cell PCM-075 Combined with HDAC Inhibitor Reduces Survival of Double-Hit (DLBCL) and Mantle Cell Lymphoma Cell Lines1

Synergy: PCM-075 + Abiraterone (Zytiga®) Metastatic Castration-Resistant Prostate Cancer PCM-075 in combination with abiraterone demonstrated synergy with decreased viability of mCRPC tumor cells1 Combination appears to enhance the PCM-075 mechanism of action of arresting cells during mitosis1 Medical need to extend the duration of response to anti-androgen therapeutics 1Yaffe, Michael, MD and Trovagene, 2017 C4-2 Castration-Resistant Prostate Cancer Cells Increased Sensitivity to Abiraterone in the Presence of PCM-075 *Expected = the calculated value of the effect of the addition of each drug as calculated by Michael Yaffe, MD - MIT * PCM-075 PCM-075 + Abiraterone (expected*) PCM-075 + Abiraterone Synergy

PCM-075 Clinical Trials Phase 1b/2 in Acute Myeloid Leukemia (AML) Phase 2 in metastatic Castration-Resistant Prostate Cancer (mCRPC)

Acute Myeloid Leukemia1 Significant Need for New Treatment Options AML: aggressive hematologic malignancy of immature blood cells Incidence: 20,000* new cases and 10,400 deaths annually in the U.S. Prognosis: 5 year survival rate is 25% Treatment options vary based on patient condition / age, but can include: Chemotherapy Radiation Stem cell transplant Genetically diverse landscape: PLK1 selectivity presents opportunity across patient sub-populations *Orphan Drug Designation granted by the FDA September 28, 2017; 1National Cancer Institute SEER 2016 Acute Myeloid Leukemia

Scientific Rationale for PCM-075
Clinical Development in AML

- ***in-vitro* studies**[1]
  - High sensitivity of hematological tumor cell lines to PCM-075 (IC50 < 200nM in 38 out of 42 tested cell lines)
- ***in-vitro and in-vivo* mode of action (MoA) studies**[2]
  - Cell lines studies indicated G2/M arrest within cell cycle with dose dependent increase in 4N DNA after 24hrs
  - Xenograft model demonstrates dose dependent inhibition of PLK1 activity and G2/M arrest by pharmacodynamic biomarkers (pTCTP, pNPM, pHistone H3)
- ***in-vivo* efficacy in AML xenograft models**[2]
  - Dose dependent efficacy of PCM-075 in
    - HL60 promyelocytic leukemia xenograft
    - Disseminated AML patient derived xenografts (AML-PS)
  - Increased survival with PCM-075 vs cytarabine in disseminated AML patient xenograft (AML-NS8)
  - Combination of PCM-075 + cytarabine has greater survival than either agent alone (AML-PS)

[1]Source: Report No. N-0018670 Antiproliferative activity of NMS-1286937 in a panel of cell lines;[2]Valsasina et al., Mol Cancer Ther; 11(4) April 2012; [3]ClinicalTrials.gov, NCT03303339: PCM-075 in Combination With Either Low-dose Cytarabine or Decitabine in Adult Patients With Acute Myeloid Leukemia (AML) - Data-on-file, Trovagene 2018

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PCM-075: in-vivo efficacy in AML Models1 PCM-075 is efficacious in subcutaneously implanted promyelocytic leukemia (HL60) PCM-075 is active in AML patient derived disseminated primary cells (AML-PS) and showed increased survival in comparison with vehicle 1Valsasina et al. (2012), Mol Cancer Ther 11(4) HL60 Promyelocytic Leukemia Xenograft Disseminated AML Patient-Derived Xenografts (AML-PS

PCM-075: Comparative and Combination with Cytarabine in AML Models1,2 1Casolaro et al. (2013) PLOS One 8(3); 2Valsasina et al. (2012), Mol Cancer Ther 11(4) *p = 0.001 Vehicle PCM-075 60 mg/kg BID Cytarabine 75 mg/kg Vehicle PCM-075 60 mg/kg BID Cytarabine 75 mg/kg Vehicle PCM-075 60 mg/kg BID Cytarabine 75 mg/kg Vehicle PCM-075 60 mg/kg BID Cytarabine 75 mg/kg PCM-075 plus cytarabine in combination showed increased survival compared to either agent alone In Vivo Disseminated Leukemia Models PCM-075 120 mg/kg for 2 days repeated for 4 cycles with a 10-day rest Cytarabine IP at 75mg/kg for 5 cycles of 5 consecutive days with 7-day rest The combination was given at the same schedule, doses, and routes of the single agents PCM-075 60 mg/kg BID (Days 1-2 with 5-day rest) + cytarabine 75 mg/kg IP Injection (Days 1-5 with 5-day rest) PCM-075 120 mg/kg for 2 days repeated for 4 cycles with a 10-day rest Vehicle PCM-075 Cytarabine Combination Survival % AML-PS Combination Time (Days)

PCM-075: Positioning in AML
Patient Selection Algorithm



AML Diagnosis 18,376[1] cases/year
Eligible for Induction Treatment ~11,000
Ineligible for Induction Treatment ~7,400
Responders 50-70%
Consolidation Treatment
Relapsed & Refractory 30-50% 3,300 to 5,500
PCM-075 in combination with standard-of care chemotherapy and/or targeted therapeutics[2]

- **Positioning of PCM-075:**
  - Targets patient populations in areas of greatest need for new treatment options
  - Prior PLK inhibitors demonstrated efficacy and clinical benefit in these patient populations
  - PCM-075 product profile includes attributes for improved safety and efficacy

[1]Visser et al. (2012), Eur J Cancer (48). Estimated cases in EU27 per year; [2]e.g. Midostaurin for FLT3 mutation

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Ongoing Phase 1b/2 Clinical Trial in AML PCM-075 in Combination with Either Low-Dose Cytarabine (LDAC) or Decitabine in Patients with Acute Myeloid Leukemia (AML) Study Design: Dose escalation to assess safety and identify recommended Phase 2 dose Patient Population: Patients who are Ineligible for induction therapy or have relapsed/refractory disease Treatment Cycle: PCM-075 administered orally on Days 1-5, in a flexible 21-28 day cycle Safety Endpoints: Assess side effects and tolerability to identify the maximum tolerated dose (MTD) or recommended Phase 2 dose (RP2D) for Phase 2 Determine whether one combination regimen confers greater benefit and/or if certain patients respond best to one regimen (perhaps based on prior treatment) Exploratory Endpoints: Evaluate pharmacodynamics and correlative biomarkers Arm A: PCM-075 + LDAC Arm B: PCM-075 + Decitabine 12 mg/m2 Completed No DLTs Completed No DLTs Fully Enrolled 18 mg/m2 27 mg/m2 40 mg/m2 Enrolling

Ongoing Phase 1b/2 Clinical Trial in AML Phase 2: Assess safety and preliminary antitumor activity Efficacy Endpoints: Rate of complete response (CR + CRi) defined as morphologic leukemia-free state (MLF) Exploratory Endpoints: Evaluation of pharmacodynamic and correlative biomarkers PCM-075 in Combination with Either Low-Dose Cytarabine (LDAC) or Decitabine in Patients with Acute Myeloid Leukemia (AML) Recommended Phase 2 dose (RP2D) identified in Phase 1b Patients will be treatment naïve or have received no more than one prior regimen CR: Absolute neutrophil count (ANC) of >1000/mm3 Platelets of ≥100,000/mm3 Patient is independent of transfusions  CRi: Meets all criteria for CR except for either neutropenia (ANC <1000/mm3) or thrombocytopenia (<100,000/mm3) Patient is independent of transfusions PCM-075 in combination with either LDAC or Decitabine RP2D 32 patients

Biomarker Strategy in AML Biomarkers will be measured and correlated with pharmacokinetic drug levels to assess: Inhibition of PLK1 by PCM-075 (Target Engagement) Monitoring treatment effects by measuring % blast cells in blood and bone marrow Correlating underlying tumor genetics with treatment response Genomic profiling: Tumor Mutations Immuno-profiling Cell Isolation DNA isolation Flow cytometry Cell Isolation Plasma cfDNA isolation Genomic profiling: Monitoring ctDNA changes Protein Extraction PLK1 Target Engagement pTCTP/TCTP Genomic profiling: Tumor Gene Fusions Genomic profiling: Gene expression changes pre/post treatment RNA extraction

Immuno-Profiling:
Monitoring Leukemic Cells in Response to Treatment

% of Leukemic Cells in Blood



Blasts as % of leukocytes
100
80
60
40
20
0
Cycle1
Cycle2
PCM-075 + Cytarabine
01-002
PCM-075 + Decitabine
07-009
07-011
1
5
8
15
22
1
5
8
15
22
Days of cycle
PCM-075
Cytarabine
PCM-075
Decitabine
PCM-075
Cytarabine
PCM-075
Decitabine

% of Leukemic Cells in Bone Marrow



Screening
Cycle 1
Cycle 2
100
75
50
25
0
01-002
07-009
07-011

- 3 of 6 patients treated with PCM-075 in combination with low-dose cytarabine (LDAC) or decitabine showed decreases in the percentage of blood leukemic cells
- Bone marrow analysis also showed a decrease in the percentage of leukemic cells for these 3 patients; with 2 patients (07-009 and 07-011) having decreases from 96% to 55% and 55% to 15%, respectively

[1]NCT03303339, ClinicalTrials.gov; "PCM-075 in Combination With Either Low-dose Cytarabine or Decitabine in Adult Patients With Acute Myeloid Leukemia (AML)

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Target Engagement:
Monitoring PLK1 Inhibition Upon Treatment

The Translational Control Tumor Protein (TCTP) Identified as Specific Marker for PLK1 Activity In-Vivo[1]



No PCM-075
TCTP
P
PLK1
P
TCTP
PCM-075
PCM-075
TCTP
P
PLK1
TCTP

- PCM-075 inhibits PLK1 kinase activity resulting in reduction in PLK1 substrates phosphorylation; Translational Control Tumor Protein (TCTP) is phosphorylated by PLK1
- Inhibition of PLK1 by PCM-075 induces decreases in phosphorylated TCTP (pTCTP) in AML cell lines; pTCTP levels were unaffected by treatment with either cytarabine or decitabine
- PLK1 inhibition was assessed 3-hours following administration of PCM-075 at peak concentration (C_{max})
- PLK1 inhibition, as measured by pTCTP, was observed in 4 of the initial 6 patients treated
- Patients with the greatest target engagement of PCM-075 with PLK1 also had the greatest treatment effect

[1]Cusshi U. et al, Phosphorylation of TCTP as a Marker for Polo-like Kinase 1 Activity In Vivo – Anticancer Research December 2010 vol. 30 no. 12 pp. 4973-4985

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Correlation of Target Engagement and Treatment Response

% of Leukemic Cells in Blood



Cycle 1
Cycle 2
PCM-075 + LDAC
01-002
07-004
07-010
% of leukocytes
100
80
60
40
20
0
1
5
8
15
22
1
5
8
15
22
Days of cycle

pTCTP status as a surrogate for PLK1 inhibition



PCM-075 12mg/m2 + LDAC
01-002
07-004
07-010
D1
D5
0h
3h
0h
pTCTP
TCTP

% of Leukemic Cells in Blood



Cycle1
Cycle2
PCM-075 + Decitabine
07-009
07-011
07-013
% of leukocytes
100
80
60
40
20
0
1
5
8
15
22
1
5
8
15
22
Days of cycle

pTCTP status as a surrogate for PLK1 inhibition



PCM-075 12mg/m2 + Decitabine
07-009
07-011
07-013
D1
D5
0h
3h
0h
pTCTP
TCTP

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Summary of Target Engagement and Correlation to Treatment Response



2.0
1.5
1.0
0.5
0.0
pTCTP/TCTP relative to D1 pre dose
PCM-075 12mg/m² + Cytarabine
PCM-075 12mg/m² + Decitabine
D1 predose (0h)
D1 post dose (3h)
D5
01-002
07-004
07-010
07-009
07-011
07-013
D1
D5
0h
3h
0h
pTCTP
TCTP
% Blasts
Response
Response
Response

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Predictive Response Strategy Patient receives single dose PCM-075 AML Patient Assess target engagement of PLK1 by PCM-075 Pre-dose 3hr post-dose Target Engagement Eligible Patient NO Target Engagement Non-Eligible Patient Determining which Patients are Eligible for AML Trial

Molecular Profiling and Patient Response in AML[1]

AML Genomic Subgroup	Frequency of Patients	Most Frequently Mutated Genes (%)	DNA Panel	RNA Panel
NPM1 mutation	27%	NPM1(100), DNMT3A(54), FLT3(39), NRAS(19), TET2(16), PTPN11(15)	X	
Mutated chromatin, RNA-splicing genes, or both	18%	RUNX1(39), MLLPTD(25), SRSF2(22), DNMT3A(20), ASXL1(17), STAG2(16), NRAS(16),TET2(15),FLT3ITD(15)	X	
TP53mutations, chromosomal aneuploidy, or both	13%	Complex karyotope(68), -5/5q(47), -7/7q(44), TP53(44), -17/17p(31), +8/8q(16)	X	X
inv(16)(p13.1q22) or t(16;16)(p13.1;q22);CBFB-MYH11	5%	inv(16) (100), NRAS(53), +8/8q(16), KIT(15), FLT3TKD(15)	X	X
biallelic CEBPA mutations	4%	CEBPAbiallelic(100), NRAS(30), WT1(21), GATA2(20)	X	
t(15;17)(q22;q12); PML-RARA	4%	t(15;17) (100), FLT3 ITD(35), WT1(17)	X	X
t(8;21)(q22;q22); RUNX1-RUNX1T1	4%	t(8;21) (100), KIT(38), -Y(33), -9q(18)	X	X
MLL fusion genes; t(x;11)(x;q23)	3%	t(x;11q23) (100), NRAS(23)	X	X
inv(3)(q21q26.2) or t(3;3)(q21;q26.2); GATA2,MECOM(EVI1)	1%	inv(3) (100), -7(85), KRAS(30), NRAS(30), PTPN11(30), ETV6(15), PHF6(15), SF3B1(15)	X	X
IDH2R172 mutations and no other class-defining lesions	1%	IDH2R172(100), DNMT3A(67), +8/8q(17)	X	
t(6;9)(p23;q34); DEK-NUP214	1%	t(6;9) (100), FLT3ITD(80), KRAS(20)	X	X

[1]Papaemmanuil et al. Genomic classification and prognosis in acute myeloid leukemia; NEJM 2016;374:2209-2221

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Genomic Profiling: Correlation of Mutation Detected in Blood and % Leukemic Cells Genomic analysis was performed on bone marrow and blood samples Mutations detected in bone marrow and blood were identical for all patients examined The mutation allelic frequencies detected in blood correlates with % of circulating leukemic cells Mutations allelic frequencies and leukemic cells level in blood samples of patient 01-002

Metastatic Castration-Resistant Prostate Cancer

- 25,000 men progress to metastatic prostate cancer resistant to standard androgen-deprivation therapy, anually[1]
  - Five-year survival rate of 37%[2]
  - Risk of metastases increases as the disease progresses; most common metastases are adrenal gland, bone, and lung[3]
- Treatments
  - Abiraterone acetate (Zytiga® – Johnson & Johnson) and prednisone
  - Enzalutamide (Xtandi® – Astellas/Pfizer)
  - Docetaxel (Docefrez, Taxotere) and prednisone
- Ongoing need to increase duration of response for mCRPC patients
  - Patients develop resistance to abiraterone and enzalutamide (within 9-15 months)[4] and do not respond well to subsequent therapies

Prostate Cancer


Prostate
Cancer

[1]2017 Annual Report on Prostate Disease – Harvard Health Publications; [2]GlobalData. Prostate Cancer—Global Drug Forecast and Market Analysis to 2023. Apr, 2015; [3] National Cancer Institute Metastatic cancer. Mar, 2013. Available at: http://www.cancer.gov/about-cancer/what-is-cancer/metastatic-fact-sheet; [4]GAntonarakis, Emmannel – Current Understanding of Resistance to Abiraterone and Enzalutamide in Advanced Prostate Cancer; Clinical Advances in Hematology & Oncology – May 2016 – Volume 14, Issue 5

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PCM-075 + Abiraterone Combination Opportunity to Extend Response to Abiraterone 1Yadi, Li et al; An Investigative Approach for Sequencing Therapies in Metastatic Prostate Cancer - AJHO. 2017;13(12):26-31 A All treatment options should include androgen deprivation therapy (surgical/medical orchiectomy) 1

PLK1, Abiraterone and Castration-Resistant Prostate Cancer All metastatic prostate cancer patients become castration-resistant PLK1 dependent microtubule dynamics promotes androgen receptor (AR) signaling in prostate cancer1,2 PLK1 inhibition improves abiraterone acetate efficacy3 Inhibition of PLK1 represses androgen signaling pathway in castration resistant prostate cancer4 PLK1 inhibitors are anticipated to add important therapeutic benefit for the treatment of castrate resistant prostate cancer patients5 1Xianzeng, Hou, Zhiguo, Li – PLK1-Dependent Microtubule Dynamics Promotes Androgen Receptor Signaling in Prostate Cancer; Prostate. 2013 September; 73(12): 1352–1363. doi:10.1002/pros.22683; 2 Arpaporn, Deeraksa, Jing, Pan - Plk1 is upregulated in androgen-insensitive prostate cancer cells and its inhibition leads to necroptosis; Oncogene. 2013 June 13; 32(24): 2973–2983. doi:10.1038/onc.2012.309; 3Clemens, Thoma – Prostate Cancer: PLK-1 Inhibition Improves Abiraterone Efficacy; Nature Reviews Urology volume11, page603 (2014); 4Zhang Z1, Chen L – Inhibition of PLK1 Represses Androgen Signaling Pathway in Castration-Resistant Prostate Cancer; Cell Cycle. 2015;14(13):2142-8. doi: 10.1080/15384101.2015.1041689; 5Klaus, Strebhardt - Drugging Plk1: An attractive approach to inhibit androgen receptor signaling; Cell Cycle. 2015 Jul 18; 14(14): 2193–2194

PSA Tracks Tumor Response in mCRPC1 Tumor volume was significantly reduced in mice treated with the combination of PLK inhibitor and abiraterone versus either drug alone 1Zhang et al, Cancer Res 2014; 74(22) Vehicle PLK inhibitor Abiraterone PLKi + Abi Vehicle PLK inhibitor Abiraterone PLKi + Abi Patient-Derived Xenograft (PDX) Model of CRPC1 in Abiraterone-Resistant Cell Line Serum levels of PSA correlate with efficacy for the combination versus each drug alone

Ongoing Phase 2 Clinical Trial in mCRPC Patient Population: Patients on abiraterone showing early signs of disease progression Treatment Cycle: PCM-075 administered orally on Days 1-5 in a 21-day cycle Efficacy Endpoints: Effect of PCM-075 in combination with Zytiga®/prednisone on disease control assessed by prostate-specific antigen (PSA) decline or stabilization pre- and post-treatment Safety Endpoint: Safety of PCM-075 in combination with Zytiga®/prednisone Exploratory Endpoint: Target inhibition of PLK1, evaluation of relevant biomarkers and correlation with patient response and genomic profile PCM-075 in Combination with Zytiga® (abiraterone acetate) and Prednisone in Patients with Metastatic Castration-Resistant Prostate Cancer (mCRPC) Dosing Regimen PCM-075 – 24 mg/m2 Days 1-5 (21-Day Cycle) + Zytiga®/prednisone daily 4 Cycles = 12 Weeks Disease Control based on PSA level Duration Evaluation

PSA: NCCN Recommended Biomarker Trial Eligibility and Efficacy for mCRPC1 Prostate Specific Antigen (PSA) is a validated biomarker that shows breakthrough in treatment Prostate Cancer Clinical Trials Working Group (PCWG)1 has set criteria for the use of blood PSA levels for both trial eligibility (progression) and initial assessment of efficacy Trial Eligibility (defining progression) Obtain sequence of two rising PSA values separated by at least 1 week Initial Assessment of Efficacy Initial efficacy endpoint = percent of patients with disease control as defined as a lack of PSA progression at 12 weeks PCWG2/3 defines PSA progression as the date that an increase of ≥25% and absolute increase of 2 ng/mL or more from the baseline/nadir1 1PCWG2: Sher et al, JCO, 2008, PCWG3: Sher et al, JCO, 2016

Biomarker Strategy in mCRPC PSA Asses disease progression and stabilization CTCs Assess gene expression and response to treatment Tissue Predict synergy of PCM-075 and abiraterone PBMC’s Assess PLK1 inhibition ctDNA Assess dynamic changes associated with treatment

Biomarker Assessment Schedule PCM abiraterone/ prednisone Cycle 3 EOS Cycle 2 Cycle 4 PCM PCM PCM D1 D8 D15 PSA CTCs ctDNA Cycle 1 Week: 3 6 9 12 D1 D8 D1 D1 D1 5 pTCTP Pre 1h Baseline, Pre-dose/cycle 1 Pre-dose to cycle 2 Pre 1h Pre-dose to cycle 3 … … Pre-dose to cycle 5 Primary Endpoint: Proportion of patients achieving disease control after 12 weeks of study treatment, as defined by lack of PSA progression

Summary

Milestones
Significant Value Creation in 2018



	Q1 18	Q2 18	Q3 18	Q4 18
Leukemias & Lymphomas	AML Phase 1bTrial Enrolling ✓	AACR Data Presentation ✓	Successful completion of 1st dosing cohort in AML trial (Arm B) ✓	ASH Data Presentation
	First Patient Successfully Completes Cycle 1 in AML Trial ✓	Successful completion of 1st dosing cohort in AML trial (Arm A) ✓	Successful completion of 2nd dosing cohort in AML trial	MTD / RP2D Identified for AML Phase 2 Trial
		Preliminary clinical data from 1st dosing cohort demonstrating durable treatment effect ✓	Initiation of 3rd dosing cohort in AML trial	Topline AML safety and efficacy data
Solid Tumor Cancers	mCRPC Phase 2 Trial Clears FDA Review Window ✓	mCRPC Phase 2 trial sites activated and recruiting ✓	3 safety lead-in patients enrolled	Continued active enrollment in mCRPC trial
	ASCO GU Data Presentation ✓		Safety and efficacy data on 3 lead-in patients	Continued efficacy data readouts

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Summary Precision Medicine Approach Developing PCM-075 by integrating a highly-selective antimitotic drug with a biomarker strategy Leveraging a proven cancer target PLK1 is highly expressed in tumor cells and integral to mitosis PCM-075 – first-in-class, 3rd generation PLK1 inhibitor Benefiting from prior drug class clinical experience, including efficacy, safety and single vs combination therapy trial design Synergy strategy Combining PCM-075 with already approved drugs that have demonstrated synergy in combination Actively pursuing partnering opportunities with Japanese companies

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